Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$523,495,714.47	$645,349,485.10	$1,168,845,199.57
Number of Automobile Loan Contracts	20,410	35,248	55,658
Percent of Aggregate Principal Balance	44.79%	55.21%	100.00%
Average Principal Balance	$25,648.98	$18,308.83	$21,000.49
Range of Principal Balances	($431.37 to $84,583.41)	($355.36 to $76,530.27)	($355.36 to $84,583.41)
Weighted Average APR (1)	11.77%	15.20%	13.66%
Range of APRs	(1.90% to 24.99%)	(2.70% to 27.45%)	(1.90% to 27.45%)
Weighted Average Remaining Term	71	68	69
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	69	71
Range of Original Terms	(36 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

		% of Aggregate		% of Aggregate
	AmeriCredit Score (1)	Principal Balance (2)	Credit Bureau Score (3)	Principal Balance (2)
	Less than 215	13.58%
	215-224	14.32%	Less than 540	31.27%
	225-244	34.39%	540-599	49.36%
	245-259	20.59%	600-659	17.86%
	260 and greater	17.12%	660 and greater	1.50%

Weighted Average Score	239		562

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1.000% to 1.999%	$91,391.81	0.01%	2	0.00%
2.000% to 2.999%	291,015.67	0.02%	7	0.01%
3.000% to 3.999%	1,098,516.97	0.09%	33	0.06%
4.000% to 4.999%	715,874.22	0.06%	31	0.06%
5.000% to 5.999%	3,307,566.34	0.28%	124	0.22%
6.000% to 6.999%	31,971,992.17	2.74%	1,201	2.16%
7.000% to 7.999%	36,097,090.83	3.09%	1,349	2.42%
8.000% to 8.999%	107,506,720.12	9.20%	4,189	7.53%
9.000% to 9.999%	85,171,927.96	7.29%	3,501	6.29%
10.000% to 10.999%	109,613,004.52	9.38%	4,688	8.42%
11.000% to 11.999%	106,305,412.72	9.09%	4,599	8.26%
12.000% to 12.999%	94,099,493.53	8.05%	4,418	7.94%
13.000% to 13.999%	80,532,422.65	6.89%	3,875	6.96%
14.000% to 14.999%	89,427,227.81	7.65%	4,446	7.99%
15.000% to 15.999%	75,655,504.80	6.47%	3,833	6.89%
16.000% to 16.999%	88,899,669.60	7.61%	4,645	8.35%
17.000% to 17.999%	70,821,599.21	6.06%	3,782	6.80%
18.000% to 18.999%	75,347,751.94	6.45%	4,107	7.38%
19.000% to 19.999%	37,069,066.21	3.17%	2,181	3.92%
20.000% to 20.999%	29,194,612.97	2.50%	1,773	3.19%
21.000% to 21.999%	21,958,323.27	1.88%	1,341	2.41%
22.000% to 22.999%	10,415,605.58	0.89%	658	1.18%
23.000% to 23.999%	7,351,975.17	0.63%	474	0.85%
24.000% to 24.999%	4,236,279.82	0.36%	284	0.51%
25.000% to 25.999%	1,322,963.43	0.11%	91	0.16%
26.000% to 26.999%	283,974.93	0.02%	22	0.04%
27.000% to 27.999%	58,215.32	0.00%	4	0.01%
28.000% to 28.999%	—	0.00%	0	0.00%
29.000% to 29.999%	0.00	0.00%	0	0.00%

TOTAL	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$18,311,552.58	1.57%	867	1.56%
Alaska	2,819,926.87	0.24%	128	0.23%
Arizona	29,185,950.28	2.50%	1,342	2.41%
Arkansas	12,244,194.95	1.05%	551	0.99%
California	97,245,880.22	8.32%	4,621	8.30%
Colorado	25,342,611.03	2.17%	1,219	2.19%
Connecticut	6,382,215.31	0.55%	341	0.61%
Delaware	4,871,419.81	0.42%	253	0.45%
District of Columbia	2,524,677.40	0.22%	120	0.22%
Florida	88,791,005.36	7.60%	4,428	7.96%
Georgia	47,468,015.66	4.06%	2,164	3.89%
Hawaii	4,222,646.26	0.36%	195	0.35%
Idaho	2,360,700.42	0.20%	116	0.21%
Illinois	44,867,536.78	3.84%	2,171	3.90%
Indiana	26,716,308.45	2.29%	1,338	2.40%
Iowa	6,315,049.89	0.54%	309	0.56%
Kansas	5,279,876.10	0.45%	252	0.45%
Kentucky	18,472,210.51	1.58%	936	1.68%
Louisiana	30,736,532.46	2.63%	1,271	2.28%
Maine	3,548,177.59	0.30%	191	0.34%
Maryland	30,156,064.95	2.58%	1,392	2.50%
Massachusetts	19,756,689.72	1.69%	1,081	1.94%
Michigan	29,910,319.57	2.56%	1,602	2.88%
Minnesota	9,423,652.99	0.81%	490	0.88%
Mississippi	15,563,453.77	1.33%	700	1.26%
Missouri	21,366,117.09	1.83%	1,081	1.94%
Montana	3,488,297.03	0.30%	155	0.28%
Nebraska	2,840,746.19	0.24%	151	0.27%
Nevada	11,887,965.99	1.02%	518	0.93%
New Hampshire	5,647,206.73	0.48%	307	0.55%
New Jersey	20,955,662.19	1.79%	1,103	1.98%
New Mexico	18,431,764.79	1.58%	787	1.41%
New York	34,172,288.58	2.92%	1,766	3.17%
North Carolina	44,335,868.29	3.79%	2,099	3.77%
North Dakota	2,186,885.43	0.19%	91	0.16%
Ohio	45,497,752.15	3.89%	2,441	4.39%
Oklahoma	15,890,325.92	1.36%	687	1.23%
Oregon	7,343,699.35	0.63%	384	0.69%
Pennsylvania	41,778,789.24	3.57%	2,176	3.91%
Rhode Island	2,035,104.78	0.17%	124	0.22%
South Carolina	18,415,383.84	1.58%	901	1.62%
South Dakota	1,505,982.23	0.13%	85	0.15%
Tennessee	24,512,375.54	2.10%	1,172	2.11%
Texas	187,459,210.26	16.04%	7,756	13.94%
Utah	7,313,340.32	0.63%	338	0.61%
Vermont	1,624,588.65	0.14%	94	0.17%
Virginia	22,550,267.71	1.93%	1,101	1.98%
Washington	14,834,029.94	1.27%	713	1.28%
West Virginia	12,364,505.57	1.06%	590	1.06%
Wisconsin	14,857,041.26	1.27%	833	1.50%
Wyoming	3,020,721.59	0.26%	126	0.23%
Other (3)	12,609.98	0.00%	1	0.00%

TOTAL	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV(1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	23.12%
	100-109	21.53%
	110-119	24.45%
	120-129	20.05%
	130-139	9.12%
	140-149	1.62%
	150 and greater	0.11%

Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$13,200,162.60	1.13%	581	1.04%
Buick (3)	19,938,362.29	1.71%	833	1.50%
Cadillac (3)	18,039,229.65	1.54%	731	1.31%
Chevrolet (3)	378,982,256.02	32.42%	16,221	29.14%
Chrysler	32,540,133.52	2.78%	1,739	3.12%
Dodge	96,634,475.12	8.27%	4,554	8.18%
Ford	105,508,969.88	9.03%	5,255	9.44%
GMC (3)	51,712,574.49	4.42%	1,800	3.23%
Honda	38,179,887.90	3.27%	2,120	3.81%
Hyundai	45,049,756.71	3.85%	2,498	4.49%
Jeep	34,704,143.32	2.97%	1,739	3.12%
Kia	59,797,858.26	5.12%	3,110	5.59%
Mazda	18,225,311.54	1.56%	1,076	1.93%
Mercedes	14,074,828.68	1.20%	544	0.98%
Nissan	88,106,716.14	7.54%	4,658	8.37%
Toyota	64,117,151.09	5.49%	3,349	6.02%
Volkswagen	17,418,850.86	1.49%	967	1.74%
Other (4)	72,614,531.50	6.21%	3,883	6.98%

Total	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $293,658,090.74, or approximately 25% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Segment (1)	Balance (2)	Principal Balance (3)	Loan Contracts	Loan Contracts (3)
Full-Size Car	$4,744,817.14	0.41%	232	0.42%
Full-Size Van/Truck	167,590,457.18	14.34%	5,850	10.51%
Full-Size SUV	53,755,452.28	4.60%	2,018	3.63%
Mid-Size Car	339,877,938.27	29.08%	16,770	30.13%
Mid-Size SUV	261,846,365.32	22.40%	12,321	22.14%
Economy/Compact Car	218,191,049.86	18.67%	12,560	22.57%
Compact Van/Truck	38,261,610.43	3.27%	2,039	3.66%
Sports Car	82,166,243.45	7.03%	3,774	6.78%
Segment Unavailable (4)	2,411,265.64	0.21%	94	0.17%

Total	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2013-5

Final Pool as of the Cutoff Date

11/6/2013

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,152,821,461.23	98.63%	54,238	97.45%
1	8,399,548.48	0.72%	405	0.73%
2+	7,624,189.86	0.65%	1,015	1.82%

Total	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,162,766,169.13	99.48%	54,827	98.51%
1	1,072,839.62	0.09%	126	0.23%
2+	5,006,190.82	0.43%	705	1.27%

Total	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,166,994,239.19	99.84%	55,403	99.54%
1	1,130,983.89	0.10%	152	0.27%
2+	719,976.49	0.06%	103	0.19%

Total	$1,168,845,199.57	100.00%	55,658	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.